U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2015

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2015, American Science and Engineering, Inc. (the “Company”) issued a press release announcing financial results for the first quarter of fiscal year 2016 ended June 30, 2015.  The Company also posted on its website (http://ir.as-e.com/events.cfm) a slide presentation regarding such financial results.  Copies of the press release and slide presentation are attached herewith as Exhibit 99.1 and 99.2, respectively.

Limitation on Incorporation by Reference.    The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release and slide presentation attached as Exhibits hereto, the press release and slide presentation contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and slide presentation regarding these forward-looking statements.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated August 6, 2015 announcing financial results for first quarter of fiscal year 2016.

99.2	Earnings Call Presentation of American Science and Engineering, Inc. dated August 6, 2015 announcing financial results for first quarter of fiscal year 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 2015	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Senior Vice President, CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated August 6, 2015, announcing financial results for first quarter of fiscal year 2016.

99.2	Earnings Call Presentation of American Science and Engineering, Inc. dated August 6, 2015, announcing financial results for first quarter of fiscal year 2016.